                                                                    EXHIBIT 10.1

        FIFTH AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY

            THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY (this "Agreement"), dated as of June 28, 2002, among Gaylord Entertainment Company, a Delaware corporation ("Borrower"), Opryland Hotel-Florida Limited Partnership ("Co-Borrower"), the undersigned guarantors (each a "Guarantor and collectively, the "Guarantors"), Deutsche Bank Trust Company Americas ("Administrative Agent"), and Deutsche Bank Trust Company Americas, Citicorp Real Estate, Inc. and CIBC Inc. (collectively, "Lenders");

                              W I T N E S S E T H:

            WHEREAS, Borrower, Co-Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of October 9, 2001, as amended by First Amendment to Credit Agreement and Ratification of Guaranty dated as of November 30, 2001, Second Amendment to Credit Agreement and Ratification of Guaranty (the "Second Amendment") dated as of December 31, 2001, Third Amendment to Credit Agreement and Ratification of Guaranty (the "Third Amendment") dated as of February 28, 2002 and Fourth Amendment to Credit Agreement and Ratification of Guaranty (the "Fourth Amendment") dated as of May 1, 2002 (as so amended, the "Credit Agreement");

            WHEREAS, Borrower, Co-Borrower and Guarantors have requested that Administrative Agent and Lenders agree to a limited waiver of certain provisions of Section 6.14(b) of the Credit Agreement and to certain amendments to the Credit Agreement, all as hereinafter set forth.

            NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

            1. The Administrative Agent and the Lenders hereby waive the provisions of Section 6.14(b) of the Credit Agreement solely to the extent of permitting a partial prepayment of the Nashville Mezzanine Loan in the amount of up to $35,000,000.00, provided that such partial prepayment is made (a) on or before July 31, 2002 and (b) with a portion of the proceeds of that certain federal income tax refund in the amount of $64,597,509.07 received by Borrower on or about June 26, 2002.

            2. The "Required Completion Date," as defined in the Credit Agreement, is hereby extended from June 30, 2002 to July 10, 2002.

            3. Borrower, Co-Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date hereof, no Default or Unmatured Default has occurred and is continuing, and no Default or Unmatured Default will occur as a result of this Agreement. Borrower, Co-Borrower and Guarantors hereby acknowledge that Administrative Agent and Lenders have reserved all of their rights and remedies with respect to the matters described on that certain letter dated May 17, 2002 from LaSalle Bank National
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Association, as Trustee for Opryland Hotel Trust Commercial Mortgage
Pass-Through Certificates, Series 2001-OPRY, by Wells Fargo Bank, National Association, as Servicer, to Opryland Hotel Nashville, LLC and Sherrard & Roe, PLC with respect to the Amended and Restated Loan Agreement dated as of March 27, 2001, by and between Opryland Hotel Nashville, LLC, as Borrower, and Merrill Lynch Mortgage Lending, Inc., as Lender.

            4. The Credit Agreement, as amended here by, together with that certain letter agreement dated as of August 13, 2001 between Borrower and Lenders, as amended by those certain letter agreements dated as of September 14, 2001 and September 25, 2001, respectively, and all the other Loan Documents (as defined in the Loan Agreement) remain in full force and effect and are hereby ratified and confirmed in all respects, it being understood that the Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies thereunder, including, without limitation, their rights and remedies under Section 2.20.4 of the Credit Agreement with respect to any Out of Balance Condition (as defined therein) that may exist by reason of the Second Amendment, the Third Amendment and/or the Fourth Amendment and their rights and remedies under said letter agreements.

            5. By signing below, each of the Guarantors (as defined in the Credit Agreement) (a) acknowledges, consents and agrees to the execution and delivery by Borrower and Co-Borrower of this Agreement; (b) ratifies and confirms its obligations under the Guaranty (as defined in the Credit Agreement), which remains unmodified and in full force and effect; (c) acknowledges and agrees that its obligations under the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Agreement; (d) represents and warrants that it has received and reviewed this Agreement; and (e) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guaranty as a result of this Agreement or otherwise.

            6. All capitalized terms not separately defined herein shall have the meanings ascribed thereto in the Credit Agreement.

            7. This Agreement may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

            8. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            9. This Agreement may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                      [SIGNATURE PAGES FOLLOW IMMEDIATELY]


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      IN WITNESS WHEREOF, Borrower, Co-Borrower, Guarantors, Administrative
Agent, and the undersigned Lenders have executed this Fourth Amendment as of the date first above written.


                     BORROWER:

                     GAYLORD ENTERTAINMENT COMPANY

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                         Title: Vice President


                     CO-BORROWER:

                     OPRYLAND HOTEL - FLORIDA LIMITED PARTNERSHIP, a Florida limited partnership

                     By:   Opryland Hospitality, LLC, its general partner

                     By:   Gaylord Entertainment Company, its sole member

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                         Title: Vice President

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                     LENDERS:

                     DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

                     By: /s/ George Reynolds
                        --------------------------------------------------------
                         Name: George Reynolds
                         Title: Vice President


                     CITICORP REAL ESTATE, INC.

                     By: /s/ Michael P. Psyllos
                        --------------------------------------------------------
                         Name: Michael P. Psyllos
                         Title: Vice President


                     CIBC INC.

                     By: /s/ Paul J. Chakmak
                        --------------------------------------------------------
                         Name: Paul J. Chakmak
                         Title: Managing Director
                                CIBC World Markets Corp., As Agent


                     GUARANTORS:

                     COUNTRY MUSIC TELEVISION INTERNATIONAL, INC., a Delaware corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                         Title: Vice President


                     ACUFF-ROSE MUSIC PUBLISHING, INC., a Tennessee corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                         Title: Vice President

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                     ACUFF-ROSE MUSIC, INC., a Tennessee corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     GAYLORD PROGRAM SERVICES, INC., a
                     Delaware corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     WILDHORSE SALOON ENTERTAINMENT
                     VENTURES, INC., a Tennessee corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     OPRYLAND HOSPITALITY, LLC, a
                     Tennessee limited liability company

                     By: Gaylord Entertainment Company, a
                     Delaware Corporation, its sole member

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                     MILENE MUSIC, INC., a Tennessee corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     SPRINGHOUSE MUSIC, INC., a Tennessee
                     corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     OPRYLAND THEATRICALS, INC., a
                     Delaware corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     OPRYLAND HOTEL-TEXAS, LIMITED
                     PARTNERSHIP, a Delaware limited partnership

                     By: Opryland Hospitality, LLC, its general partner

                     By: Gaylord Entertainment Company, its
                         sole member

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                     OPRYLAND HOTEL-TEXAS, LLC, a Delaware
                     limited liability company

                     By: Gaylord Entertainment Company, its sole member

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     OPRYLAND PRODUCTIONS, INC., a Tennessee corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     OPRYLAND ATTRACTIONS, INC., a Delaware
                     corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------

                     HICKORY RECORDS, INC., a Tennessee
                     corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     CORPORATE MAGIC, INC., a Texas corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


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                     CCK, INC., a Texas corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     GAYLORD INVESTMENTS, INC., a Delaware
                     corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


                     GRAND OLE OPRY TOURS, INC., a Tennessee
                     corporation

                     By: /s/ A. Key Foster III
                        --------------------------------------------------------
                         Name: A. Key Foster III
                              --------------------------------------------------
                         Title: Vice President
                               -------------------------------------------------


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